UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                 August 4, 2005

                           Lexmark International, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                       1-14050                     06-1308215
----------------------------        -----------               ----------------
(State or other Jurisdiction        (Commission                 (IRS Employer
    of Incorporation)                 File No.)              Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky    40550
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                            (Zip Code)

          Registrant's  telephone  number,  including area code:  (859) 232-2000
                                                                  --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written  communications  pursuant to Rule 425 under the  Securities Act (17
__   CFR 230.425)

     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
__   240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
__   Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
__   Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01    REGULATION FD DISCLOSURE

During the Company's second quarter 2005 Earnings Conference Call held on Tuesday, July 26, 2005, in response to a question from an analyst, the Company stated that according to GfK data the European market for inkjet printers was down 18% year-to-year for the months of April and May 2005. Executive management of the Company has just confirmed that the statement was incorrect. GfK data actually reported a 1% increase in unit sales year-to-year for inkjet printers in the five major countries in Europe (United Kingdom, France, Germany, Spain and Italy) for the aggregate of the months of April and May 2005 compared to the same period of 2004. This filing shall serve as a correction of the unintentional error made in the statement by the Company on July 26, 2005.

While the Company is citing data from GfK above, it should be noted that data available from industry analysts may vary widely among sources.

The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LEXMARK INTERNATIONAL, INC.
                           (Registrant)


                              By:      /s/ Paul J. Curlander
                                       -----------------------------------------
                                       Name:  Paul J. Curlander
                                       Title: Chairman and Chief Executive
                                               Officer
Date: August 4, 2005